EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

DEUTSCHE BANK SECURITIES
DEUTSCHE BANK SECURITIES                                  Deal Summary Report
9/26/2005 11:53:49 AM    WAC: 6.194 WAM: 360
Closing Date: 09/28/2005 100 PPC (8 to 24 CPR over 12 months)
First Pay: 10/25/2005                                                                                  Cum Loss %: 0.00

Tranche        Balance         Coupon   Principal         Aver.   Dur      Tx/      Spread   DM  Yield   Price $@1bp Accrued
Name                                    Window            Life            Index     Margin                 %          Int(M)
-----------------------------------------------------------------------------------------------------------------------------
PO               592,162.70    0.0000  10/05-09/35         3.81
X            378,724,323.85    0.5150  10/05-09/35         3.86
AR                   100.00    5.5000  10/05-10/05         0.08
A5            34,550,300.00    5.5000  10/10-09/35        10.02
A7             2,929,700.00    5.5000  10/10-09/35        10.02
A1           150,725,000.00    5.5000  10/06-11/10         3.24
A2            41,545,000.00    5.5000  11/10-09/35         6.50
A3           111,634,200.00    4.2200  10/05-03/08         1.28         LIBOR_1MO     .47
A4           111,634,200.00    1.2800  10/05-03/08         1.28         LIBOR_1MO    5.03
A6            33,422,800.00    5.5000  10/05-01/07         0.76
SUBORD        24,600,737.30    5.5000  10/05-09/35         9.61

-----------------------------------------------------------------------------------------------------------------------------
Tot: 11        400,000,000.    5.9795                      3.85

Tranche      NetNet  DV01   Arb    Cap   Mult    Bal %
Name         (MM)           Stat
------------------------------------------------------
PO                                               0.15
X                                               94.68
AR                                               0.00
A5                                               8.64
A7                                               0.73
A1                                              37.68
A2                                              10.39
A3                                  5.5     1   27.91
A4                                 5.03    -1   27.91
A6                                               8.36
SUBORD                                           6.15

------------------------------------------------------
Tot: 11


Collateral
Type   Bal(MM)  Coup   Prepay     WAM   Age  AcrInt(M) Price Cost(MM)
POOL   11.889   5.347  PPC 100    360    0
POOL    3.574   5.349  PPC 100    240    1
POOL  250.527   5.989  PPC 100    360    0
POOL   75.887   6.118  PPC 100    240    1
POOL    5.812   5.347  PPC 100    360    0
POOL   52.311   5.989  PPC 100    240    0
# 6   400.000  5.9795           360.0  0.0 1793.844
Yield Curve(20050922)
Mat     3MO    6MO    2YR    3YR    5YR   10YR   30YR
Yld  3.4049 3.8229 3.9397 3.9567 3.9935 4.1796 4.4642

Swaps                                                          Indices
Mat    1MO    3MO    6MO    2YR    3YR    5YR   10YR   30YR    LIBOR_1MO
Yld 3.8300 3.9600 4.1100 4.3375 4.3725 4.4365 4.6180 4.9020    3.75

------------------------------------------------------------------------
Date                      Balance            Coupon     Effective Coupon
------------------------------------------------------------------------
------------------------------------------------------------------------
60 PPC, FWRD LIBOR
------------------------------------------------------------------------
               28-Sep-05  111,634,200.00       0.00                0.00
               25-Oct-05  109,698,378.99       4.22                4.22
               25-Nov-05  107,466,572.69       4.30                4.30
               25-Dec-05  104,941,196.25       4.43                4.43
               25-Jan-06  102,125,234.41       4.56                4.56
               25-Feb-06   99,022,340.50       4.60                4.60
               25-Mar-06   95,636,833.04       4.69                4.69
               25-Apr-06   91,973,689.83       4.76                4.76
               25-May-06   88,038,539.48       4.71                4.71
               25-Jun-06   83,837,650.43       4.75                4.75
               25-Jul-06   79,377,917.50       4.82                4.82
               25-Aug-06   74,666,845.86       4.80                4.80
               25-Sep-06   69,773,199.95       4.78                4.78
               25-Oct-06   66,285,234.70       4.82                4.82
               25-Nov-06   62,941,859.40       4.75                4.75
               25-Dec-06   59,741,529.44       4.77                4.77
               25-Jan-07   56,682,659.92       4.78                4.78
               25-Feb-07   53,763,626.13       4.79                4.79
               25-Mar-07   50,982,763.97       4.80                4.80
               25-Apr-07   48,338,370.54       4.81                4.81
               25-May-07   45,828,704.73       4.82                4.82
               25-Jun-07   43,451,987.90       4.84                4.84
               25-Jul-07   41,206,404.53       4.85                4.85
               25-Aug-07   39,090,103.08       4.86                4.86
               25-Sep-07   37,101,196.74       4.87                4.87
               25-Oct-07   35,237,764.32       4.88                4.88
               25-Nov-07   33,497,851.17       4.82                4.82
               25-Dec-07   31,879,470.16       4.83                4.83
               25-Jan-08   30,380,602.68       4.83                4.83
               25-Feb-08   28,999,199.72       4.84                4.84
               25-Mar-08   27,717,081.91       4.84                4.84
               25-Apr-08   26,469,262.45       4.85                4.85
               25-May-08   25,255,178.08       4.85                4.85
               25-Jun-08   24,074,273.58       4.86                4.86
               25-Jul-08   22,926,001.69       4.86                4.86
               25-Aug-08   21,809,822.99       4.87                4.87
               25-Sep-08   20,725,205.80       4.87                4.87
               25-Oct-08   19,671,626.09       4.87                4.87
               25-Nov-08   18,648,567.35       4.88                4.88
               25-Dec-08   17,655,520.49       4.88                4.88
               25-Jan-09   16,691,983.76       4.88                4.88
               25-Feb-09   15,757,462.66       4.89                4.89
               25-Mar-09   14,851,469.77       4.89                4.89
               25-Apr-09   13,973,524.74       4.89                4.89
               25-May-09   13,123,154.14       4.90                4.90
               25-Jun-09   12,299,891.41       4.90                4.90
               25-Jul-09   11,503,276.73       4.90                4.90
               25-Aug-09   10,732,856.91       4.91                4.91
               25-Sep-09    9,988,185.36       4.91                4.91
               25-Oct-09    9,268,821.98       4.91                4.91
               25-Nov-09    8,574,333.00       4.96                4.96
               25-Dec-09    7,904,291.03       4.97                4.97
               25-Jan-10    7,258,274.86       4.97                4.97
               25-Feb-10    6,635,869.39       4.97                4.97
               25-Mar-10    6,036,665.61       4.98                4.98
               25-Apr-10    5,460,260.46       4.98                4.98
               25-May-10    4,906,256.77       4.99                4.99
               25-Jun-10    4,374,263.15       4.99                4.99
               25-Jul-10    3,863,893.97       4.99                4.99
               25-Aug-10    3,374,769.23       5.00                5.00
               25-Sep-10    2,906,514.50       5.00                5.00
               25-Oct-10    2,575,667.02       5.00                5.00
               25-Nov-10    2,264,155.17       5.02                5.02
               25-Dec-10    1,971,623.90       5.03                5.03
               25-Jan-11    1,697,723.49       5.03                5.03
               25-Feb-11    1,442,109.33       5.03                5.03
               25-Mar-11    1,204,441.96       5.04                5.04
               25-Apr-11      984,386.94       5.04                5.04
               25-May-11      781,614.82       5.04                5.04
               25-Jun-11      595,801.07       5.04                5.04
               25-Jul-11      426,625.94       5.05                5.05
               25-Aug-11      273,774.51       5.05                5.05
               25-Sep-11      136,936.54       5.05                5.05
               25-Oct-11       51,807.09       5.06                5.06
               25-Nov-11               0       5.10                5.10
------------------------------------------------------------------------


-------------------------------------------------------------------------------
Date                              Balance           Coupon     Effective Coupon
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
60 PPC, FWRD LIBOR + 100
-------------------------------------------------------------------------------
                      28-Sep-05   111,634,200.00      0.00                0.00
                      25-Oct-05   109,698,378.99      4.22                4.22
                      25-Nov-05   107,466,572.69      5.30                5.30
                      25-Dec-05   104,941,196.25      5.43                5.43
                      25-Jan-06   102,125,234.41      5.50                5.50
                      25-Feb-06    99,022,340.50      5.50                5.50
                      25-Mar-06    95,636,833.04      5.50                5.50
                      25-Apr-06    91,973,689.83      5.50                5.50
                      25-May-06    88,038,539.48      5.50                5.50
                      25-Jun-06    83,837,650.43      5.50                5.50
                      25-Jul-06    79,377,917.50      5.50                5.50
                      25-Aug-06    74,666,845.86      5.50                5.50
                      25-Sep-06    69,773,199.95      5.50                5.50
                      25-Oct-06    66,285,234.70      5.50                5.50
                      25-Nov-06    62,941,859.40      5.50                5.50
                      25-Dec-06    59,741,529.44      5.50                5.50
                      25-Jan-07    56,682,659.92      5.50                5.50
                      25-Feb-07    53,763,626.13      5.50                5.50
                      25-Mar-07    50,982,763.97      5.50                5.50
                      25-Apr-07    48,338,370.54      5.50                5.50
                      25-May-07    45,828,704.73      5.50                5.50
                      25-Jun-07    43,451,987.90      5.50                5.50
                      25-Jul-07    41,206,404.53      5.50                5.50
                      25-Aug-07    39,090,103.08      5.50                5.50
                      25-Sep-07    37,101,196.74      5.50                5.50
                      25-Oct-07    35,237,764.32      5.50                5.50
                      25-Nov-07    33,497,851.17      5.50                5.50
                      25-Dec-07    31,879,470.16      5.50                5.50
                      25-Jan-08    30,380,602.68      5.50                5.50
                      25-Feb-08    28,999,199.72      5.50                5.50
                      25-Mar-08    27,717,081.91      5.50                5.50
                      25-Apr-08    26,469,262.45      5.50                5.50
                      25-May-08    25,255,178.08      5.50                5.50
                      25-Jun-08    24,074,273.58      5.50                5.50
                      25-Jul-08    22,926,001.69      5.50                5.50
                      25-Aug-08    21,809,822.99      5.50                5.50
                      25-Sep-08    20,725,205.80      5.50                5.50
                      25-Oct-08    19,671,626.09      5.50                5.50
                      25-Nov-08    18,648,567.35      5.50                5.50
                      25-Dec-08    17,655,520.49      5.50                5.50
                      25-Jan-09    16,691,983.76      5.50                5.50
                      25-Feb-09    15,757,462.66      5.50                5.50
                      25-Mar-09    14,851,469.77      5.50                5.50
                      25-Apr-09    13,973,524.74      5.50                5.50
                      25-May-09    13,123,154.14      5.50                5.50
                      25-Jun-09    12,299,891.41      5.50                5.50
                      25-Jul-09    11,503,276.73      5.50                5.50
                      25-Aug-09    10,732,856.91      5.50                5.50
                      25-Sep-09     9,988,185.36      5.50                5.50
                      25-Oct-09     9,268,821.98      5.50                5.50
                      25-Nov-09     8,574,333.00      5.50                5.50
                      25-Dec-09     7,904,291.03      5.50                5.50
                      25-Jan-10     7,258,274.86      5.50                5.50
                      25-Feb-10     6,635,869.39      5.50                5.50
                      25-Mar-10     6,036,665.61      5.50                5.50
                      25-Apr-10     5,460,260.46      5.50                5.50
                      25-May-10     4,906,256.77      5.50                5.50
                      25-Jun-10     4,374,263.15      5.50                5.50
                      25-Jul-10     3,863,893.97      5.50                5.50
                      25-Aug-10     3,374,769.23      5.50                5.50
                      25-Sep-10     2,906,514.50      5.50                5.50
                      25-Oct-10     2,575,667.02      5.50                5.50
                      25-Nov-10     2,264,155.17      5.50                5.50
                      25-Dec-10     1,971,623.90      5.50                5.50
                      25-Jan-11     1,697,723.49      5.50                5.50
                      25-Feb-11     1,442,109.33      5.50                5.50
                      25-Mar-11     1,204,441.96      5.50                5.50
                      25-Apr-11       984,386.94      5.50                5.50
                      25-May-11       781,614.82      5.50                5.50
                      25-Jun-11       595,801.07      5.50                5.50
                      25-Jul-11       426,625.94      5.50                5.50
                      25-Aug-11       273,774.51      5.50                5.50
                      25-Sep-11       136,936.54      5.50                5.50
                      25-Oct-11        51,807.09      5.50                5.50
                      25-Nov-11                0      5.50                5.50
-------------------------------------------------------------------------------


Date                              Balance         Coupon    Effective Coupon
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
150 PPC, FWRD LIBOR + 100
-------------------------------------------------------------------------------
                        28-Sep-05  111,634,200.00      0.00                0.00
                        25-Oct-05  109,590,321.96      4.22                4.22
                        25-Nov-05  107,244,085.55      5.30                5.30
                        25-Dec-05  104,598,021.95      5.43                5.43
                        25-Jan-06  101,655,346.93      5.50                5.50
                        25-Feb-06   98,419,959.31      5.50                5.50
                        25-Mar-06   94,896,436.77      5.50                5.50
                        25-Apr-06   91,090,029.14      5.50                5.50
                        25-May-06   87,006,649.17      5.50                5.50
                        25-Jun-06   77,333,794.37      5.50                5.50
                        25-Jul-06   66,617,317.39      5.50                5.50
                        25-Aug-06   55,403,900.12      5.50                5.50
                        25-Sep-06   43,912,320.94      5.50                5.50
                        25-Oct-06   34,187,950.21      5.50                5.50
                        25-Nov-06   24,954,768.32      5.50                5.50
                        25-Dec-06   16,196,873.29      5.50                5.50
                        25-Jan-07    7,898,873.15      5.50                5.50
                        25-Feb-07       45,865.75      5.50                5.50
                        25-Mar-07               0      5.50                5.50
-------------------------------------------------------------------------------

-----------------------------

Principal Distribution Rules SNR:
-----------------------------

To AR, until retired
To A5, A7, A1, A2, A3, A6, allocated as follows:
              To A5, A7, up to the Priority Amount, pro rata, while outstanding
              To A1, A2, until reduced to their Aggregate Targeted Balance, allocated as follows:
                          To A1 until period 62
                          To A2 until period 360
              To A3, until reduced to their Aggregate Targeted Balance To A6, until retired
              To A6 until period ending 16 To A3 as described previously, but without regard to their Aggregate Targeted Balance, until retired
              To A1, A2 as described previously, but
              without regard to their Aggregate Targeted Balance, until retired
              To A5, A7 as described previously, but without regard to the Priority Amount, until retired

Principal Distribution Rules SUBORD:
To SUBORD, until retired

 The following is a Preliminary Term Sheet. All terms and statements are subject to change.

-------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                         Countrywide Home Loans, Inc.
                                   (Seller)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                $[380,000,000]
                                 (Approximate)

-------------------------------------------------------------------------------

                       Alternative Loan Trust 2005-48T1

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                      Countrywide Home Loans Servicing LP
                               (Master Servicer)
-------------------------------------------------------------------------------



                         [Logo] Deutsche Bank


                               Lead Underwriter

                              September 14, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------


The analysis in this report is based on information provided by Deutsche Bank Securities Inc. ("DBSI") (the "Purchaser"). The information contained herein is preliminary as of the date hereof and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------


               PRELIMINARY TERM SHEET DATED: September 14, 2005
                                  CWALT, INC.
                       Alternative Loan Trust 2005-48T1
                         $[380,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    To 10% Optional Termination
-----------------------------------------------------------------------------------------------------------------------------------
                                                   WAL       Principal         Pmt     Interest   Pass-Through       Expected
   Class     Approximate            Type          (yrs)        Window         Delay      Accrual      Rate            Ratings
               Size ($)                                                       (days)     Basis                       (S/F/DBRS)
   A-1      [158,820,000]    Fixed / PAC         [4.00]   [10/06 - 12/12]      24      30/360         5.50%        [AAA/AAA/AAA]
   A-2       [40,184,000]    Fixed / PAC        [10.54]   [12/12 - 09/35]      24      30/360         5.50%        [AAA/AAA/AAA]
   A-3      [110,074,000]     Floating / PAC     [1.25]   [10/05 - 02/08]      0       30/360     Floating(2)      [AAA/AAA/AAA]
   A-4           (3)          Inverse Rate IO    [1.25]   [10/05 - 02/08]      0       30/360          (4)         [AAA/AAA/AAA]
   A-5       [38,000,000]       NAS / Fixed      [9.96]   [10/10 - 09/35]      24      30/360         5.50%        [AAA/AAA/AAA]
   A-6       [32,922,000]          Fixed         [0.72]   [10/05 - 12/06]      24      30/360         5.50%        [AAA/AAA/AAA]
                                   Mezz NAS/
   A-7       [2,929,000]      Support / Fixed   [10.00]   [10/10 - 09/35]      24      30/360         5.50%        [AAA/AAA/AAA]
    M        Not offered        Subordinate                   Not offered hereby                      5.50%          [AA/AA/NR]
   B-1       Not offered        Subordinate                   Not offered hereby                      5.50%           [A/A/NR]
   B-2       Not offered        Subordinate                   Not offered hereby                      5.50%         [BBB/BBB/NR]
   B-3       Not offered        Subordinate                   Not offered hereby                      5.50%          [BB/BB/NR]
   B-4       Not offered        Subordinate                   Not offered hereby                      5.50%          [BB/BB/NR]
   B-5       Not offered        Subordinate                   Not offered hereby                      5.50%          [NR/BB/NR]
---------- ----------------- ------------------ --------- ----------------- --------- ----------
  Total      $[380,000,000]
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Structure is preliminary and subject to change

(2) The Pass-Through Rate for the Class A-3 Certificates will be a floating rate based One-Month LIBOR plus [0.50]% subject to a 5.50% cap. The Class A-3 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below.

(3) The Class A-4 Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class A-3 Certificates.

(4) The Pass-Through Rate for the Class A-4 Certificates will be a rate equal to 5.00% minus One-Month LIBOR subject to a 5.00% cap.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                        Transaction Overview
---------------------------------------------------------------------------------------------------
Certificates:                |o|      The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
                                      Class A-6 and Class A-7 (together, the "Senior
                                      Certificates"). The trust will also offer Class M
                                      Certificates (the "Mezzanine Certificates") and the Class
                                      B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                                      Certificates (together, the "Subordinate Certificates")
                                      Together, the Senior Certificates, Mezzanine Certificates,
                                      and Subordinate Certificates are referred to herein as the
                                      "Certificates."

Pricing Speed:               |o|      100% PPC (100% PPC is 8% CPR growing to 24% CPR over 12
                                      months)

Depositor:                   |o|      CWALT, Inc.

Master Servicer:             |o|      Countrywide Home Loans Servicing, LP

Seller:                      |o|      Countrywide Home Loans, Inc.

Trustee:                     |o|      The Bank of New York

Cut-off Date:                |o|      September 1, 2005

Closing Date:                |o|      On or around September 28, 2005

Investor Settlement Date:    |o|      On or around September 30, 2005

Legal Structure:             |o|      REMIC

Optional Call:               |o|      10% Cleanup Call

Distribution Dates:          |o|      25th of each month, or next business day, commencing October
                                      25, 2005

Registration:                |o|      The Offered Certificates will be made available in
                                      book-entry form through DTC.

Federal Tax Treatment:       |o|      It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC
                                      regular interests for federal tax income purposes.

ERISA Eligibility:           |o|      The Senior Certificates and Class M, Class B-1, and Class
                                      B-2 Certificates are expected to be ERISA eligible.
                                      Prospective investors should review with their legal
                                      advisors whether the purchase and holding of the Senior
                                      Certificates, Class M, Class B-1, and Class B-2 Certificates
                                      could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.
---------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
---------------------------------------------------------------------------------------------------
Collateral:                  |o|      As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $[302,785,100], subject to a 5% variance. The Mortgage Loans will consist of 30 year fixed rate loans.

Credit Enhancement:          |o|      Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure.
                                      Subordination is expected to be [5.75]% +/- 1.00% with
                                      respect to the Senior Certificates.

Advances:                    |o|      The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the
                                      mortgage loans to the extent the Master Servicer believes
                                      that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to
                                      guarantee or insure against losses.

Compensating  Interest:      |o|      On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus
                                      supplement.

Cashflow Description:        |o|      Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to
                                      the Certificates, to the extent of the available funds, will be made according to the following priority:

                                      1.   Payments of interest, pro rata, to the Senior
                                           Certificates then entitled to receive interest payments.

                                      2.   Payments of principal, pro rata, to the Class A-5 and
                                           the Class A-7 Certificates up to the Class A-5/Class
                                           A-7 Priority Amount, until reduced to zero.

                                      3.   Payments of principal to the Class A-1 Certificates and
                                           the Class A-2 Certificates, until reduced to the
                                           Aggregate Class A-1/Class A-2 Targeted Balance
                                           sequentially as follows:

                                           a.   First to the Class A-1 Certificates until reduced
                                                to zero and then to the Class A-2 Certificates,
                                                until reduced to zero.

                                      4.   Payments of principal to the Class A-3 Certificates,
                                           until reduced to the Class A-3 Targeted Balance.

                                      5.   Payments of principal to the Class A-6 Certificates,
                                           until reduced to zero.

                                      6.   Payments of principal to the Class A-3 Certificates,
                                           without regard to the Class A-3 Targeted Balance, until
                                           reduced to zero.

                                      7.   Payments of principal to the Class A-1 Certificates and
                                           the Class A-2 Certificates, without regard to the
                                           aggregate Class A-1/Class A-2 Targeted Balance,
                                           sequentially as follows:

                                           a.   First to the Class A-1 Certificates until reduced
                                                to zero and then to the Class A-2 Certificates,
                                                until reduced to zero.

                                      8.   Payments of principal to the Class A-5 and the Class
                                           A-7 Certificates without regard to the Class A-5/Class
                                           A-7 Priority Amount, until reduced to zero.

---------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
---------------------------------------------------------------------------------------------------
Class A-5/Class A-7                   The Class A-5/Class A-7 Priority Amount will equal the
PriorityAmount:                       product of (i) the total scheduled and unscheduled principal distribution amount for the Mortgage Loans, (ii) the Class
                                      A-5 Priority Percentage and (iii) the Shift Percentage. The
                                      "Class A-5/Class A-7 Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the sum of the Certificate Principal Balances of the Class A-5 and
                                      Class A-7 Certificates and the denominator of which is the principal balance of the Mortgage Loans.


Cap Contracts:               |o|      The Class A-3 Certificates will have the benefit of an
                                      interest rate cap contract. With respect to each
                                      Distribution Date beginning with the [November 2005]
                                      Distribution Date to and including the [May 2011]
                                      Distribution Date, the amount payable by the cap
                                      counterparty will equal the product of (i) the excess (if
                                      any) (x) the lesser of (A) One-Month LIBOR (as determined by the Cap Contract Counterparty) and (B) [8.00]% over (y)
                                      [5.00]%, (ii) the lesser of (x) the Class A-3 Cap Contract
                                      Notional Balance for such Distribution Date, and (y) the
                                      Class Certificate Balance of the Class A-3 Certificates
                                      immediately prior to that Distribution Date, and (iii) (x)
                                      the number of days in the related interest accrual period
                                      (calculated on the basis of a 360-day year consisting of
                                      twelve 30-day months) divided by (y) 360.

Optional Termination:        |o|      The terms of the transaction allow for an option to
                                      terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is 10% or less of the aggregate principal balance of the
                                      Mortgage Loans as of the Cut-off Date (the "Optional Call
                                      Date").

Shifting Interest:           |o|      The Shift Percentage is equal to 0% for the first 5 years,
                                      30% for the first year thereafter, 40% in the second year
                                      thereafter, 60% in the fourth year thereafter, 80% in the
                                      fifth year thereafter, and 100% for any year thereafter. The
                                      Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution Date during the first five years beginning on the first
                                      Distribution Date. Thereafter, the Senior Prepayment
                                      Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate
                                      Percentage over the next five years provided that (i) the
                                      principal balance of the Mortgage Loans 60 days or more
                                      delinquent, averaged over the preceding 6 month period, as a percentage of Current Principal Amount of the related
                                      Subordinate Certificates does not exceed 50% and (ii)
                                      cumulative realized losses do not exceed 30%, 35%, 40%, 45%
                                      or 50% for each test date.

                             |o|      Notwithstanding the foregoing, if after 3 years the current
                                      Subordinated Percentage is equal to two times the initial
                                      Subordinated Percentage and (i) the principal balance of
                                      Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate
                                      Class Certificate Balance of the Subordinated Certificates
                                      immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses for the
                                      Mortgage Loans do not exceed (a) on or prior to September,
                                      2008, 20% or (b) after September, 2008, 30%, then the Senior
                                      Prepayment Percentage will equal the Senior Percentage.

                             |o|      If doubling occurs prior to the third anniversary and the
                                      above delinquency and loss tests are met, then the Senior
                                      Prepayment Percentage equals the Senior Percentage plus 50%
                                      of the Subordinated Percentage.

Allocation of Losses:        Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class
                             B-5 Certificates, until the Certificate Principal Balance of the
                             Subordinate and Mezzanine Certificates has been reduced to zero.
                             Thereafter, Realized Losses on the Mortgage Loans will b allocated pro rata to the Senior Certificates, provided, e however, that
                             Realized Losses allocable to the Class A-5 Certificates will first be allocated to the Class A-7 Certificates until the Certificate
                             Principal Balance of the Class A-7 Certificates has been reduced to zero.
---------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   DESCRIPTION OF THE COLLATERAL
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   SUMMARY OF THE MORTGAGE LOANS
-------------------------------------------------------------------------------

Aggregate Principle Balance           $302,785,100              +/- 5%

Gross WAC                             6.150%                    +/- 10 bps
WAM                                   360 months                +/- 2 months

WA LTV                                74.13%                    +/- 5%
Average Loan Balance                  $548,524                  +/- 10,000

Single Family                         64.44%                    +/- 10%
Owner Occupied                        88.14%                    +/- 10%

Interest-Only Loans                   20%                       Maximum
Loans >80% LTV, No MI                 6.33%

Average FICO                          691                       +/- 10

State Concentration                   40.12% California         +/- 10%
-------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-48T1                                          [Logo]
Mortgage Pass-Through Certificates, Series 2005-48T1              Deutsche Bank
-------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:
-----------------------------------------------------------

-----------------------------------------------------------
                  Deutsche Bank Securities
-----------------------------------------------------------

    MBS Trading
    -----------
    Anilesh Ahuja                     212-250-2669
    Mark Ginsberg                     212-250-2669
    Marina Tukhin                     212-250-2669

    MBS Banking
    -----------
    Susan Valenti                     212-250-3455
    Roxana McKinney                   212-250-0848

    MBS Analytics
    -------------
    Steve Lumer                       212-250-0115
    John Napoli                       212-250-0993
-----------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------
Date                     Balance            Coupon    Effective Coupon
--------------------------------------------------------------------------
--------------------------------------------------------------------------
50 PPC, FWRD LIBOR + 100BPS
--------------------------------------------------------------------------
               28-Sep-05     111,634,200.00      0.00                0.00
               25-Oct-05     109,986,214.36      4.22                4.22
               25-Nov-05     108,092,314.19      5.31                5.31
               25-Dec-05     105,954,285.22      5.49                5.49
               25-Jan-06     103,574,274.76      5.62                5.62
               25-Feb-06     100,954,890.83      5.65                5.65
               25-Mar-06      98,099,199.93      5.75                5.75
               25-Apr-06      95,010,723.31      5.92                5.91
               25-May-06      91,693,431.82      5.83                5.81
               25-Jun-06      88,151,739.36      5.87                5.85
               25-Jul-06      84,390,494.82      5.91                5.89
               25-Aug-06      80,414,972.63      5.89                5.87
               25-Sep-06      76,280,954.67      5.95                5.91
               25-Oct-06      73,532,844.73      5.92                5.88
               25-Nov-06      70,909,917.35      5.86                5.83
               25-Dec-06      68,410,987.29      5.88                5.83
               25-Jan-07      66,034,823.23      5.89                5.84
               25-Feb-07      63,780,148.31      5.91                5.85
               25-Mar-07      61,645,640.65      5.92                5.85
               25-Apr-07      59,629,934.04      5.93                5.86
               25-May-07      57,731,618.59      5.95                5.86
               25-Jun-07      55,949,241.50      5.96                5.87
               25-Jul-07      54,281,307.80      5.98                5.87
               25-Aug-07      52,726,281.29      5.99                5.87
               25-Sep-07      51,282,585.34      6.00                5.87
               25-Oct-07      49,948,603.89      6.02                5.87
               25-Nov-07      48,722,682.44      5.94                5.81
               25-Dec-07      47,603,129.10      5.94                5.80
               25-Jan-08      46,588,215.65      5.95                5.80
               25-Feb-08      45,676,178.73      5.95                5.80
               25-Mar-08      44,849,119.92      5.96                5.79
               25-Apr-08      44,042,328.76      5.96                5.79
               25-May-08      43,255,513.76      5.97                5.78
               25-Jun-08      42,488,387.01      5.97                5.78
               25-Jul-08      41,740,664.15      5.98                5.77
               25-Aug-08      41,012,064.30      5.98                5.77
               25-Sep-08      40,302,310.06      5.99                5.76
               25-Oct-08      39,611,127.45      5.99                5.75
               25-Nov-08      38,938,245.88      6.02                5.76
               25-Dec-08      38,283,398.07      6.02                5.75
               25-Jan-09      37,646,320.09      6.03                5.74
               25-Feb-09      37,026,751.26      6.03                5.74
               25-Mar-09      36,424,434.11      6.04                5.73
               25-Apr-09      35,839,114.38      6.04                5.72
               25-May-09      35,270,540.97      6.04                5.71
               25-Jun-09      34,718,465.89      6.05                5.70
               25-Jul-09      34,182,644.24      6.05                5.70
               25-Aug-09      33,662,834.16      6.06                5.69
               25-Sep-09      33,158,796.79      6.06                5.68
               25-Oct-09      32,670,296.30      6.07                5.67
               25-Nov-09      32,197,099.73      6.10                5.67
               25-Dec-09      31,738,977.08      6.10                5.66
               25-Jan-10      31,295,701.22      6.11                5.65
               25-Feb-10      30,867,047.83      6.11                5.64
               25-Mar-10      30,452,795.44      6.12                5.63
               25-Apr-10      30,052,725.33      6.12                5.62
               25-May-10      29,666,621.54      6.13                5.61
               25-Jun-10      29,294,270.80      6.13                5.60
               25-Jul-10      28,935,462.55      6.13                5.59
               25-Aug-10      28,589,988.87      6.14                5.59
               25-Sep-10      28,257,644.44      6.14                5.58
               25-Oct-10      28,013,519.61      6.14                5.57
               25-Nov-10      27,781,656.09      6.15                5.56
               25-Dec-10      27,561,857.75      6.16                5.55
               25-Jan-11      27,353,930.94      6.16                5.55
               25-Feb-11      27,157,684.47      6.16                5.54
               25-Mar-11      26,972,929.60      6.17                5.54
               25-Apr-11      26,799,479.97      6.17                5.53
               25-May-11      26,637,151.63      6.17                5.52
               25-Jun-11      26,485,762.96      6.18                5.52
               25-Jul-11      26,345,134.67      6.18                5.52
               25-Aug-11      26,215,089.76      6.18                5.51
               25-Sep-11      26,095,453.50      6.18                5.51
               25-Oct-11      26,009,433.81      6.19                5.50
               25-Nov-11      25,933,157.60      6.25                5.50
               25-Dec-11      25,866,459.09      6.25                5.50
               25-Jan-12      25,809,174.60      6.26                5.50
               25-Feb-12      25,761,142.61      6.26                5.50
               25-Mar-12      25,722,203.69      6.26                5.50
               25-Apr-12      25,692,200.48      6.26                5.50
               25-May-12      25,670,977.67      6.27                5.50
               25-Jun-12      25,658,382.01      6.27                5.50
               25-Jul-12      25,654,262.22      6.27                5.50
               25-Aug-12      25,641,879.62      6.28                5.50
               25-Sep-12      25,611,576.35      6.28                5.50
               25-Oct-12      25,482,573.04      6.28                5.50
               25-Nov-12      25,339,584.04      6.35                5.50
               25-Dec-12      25,183,103.89      6.36                5.50
               25-Jan-13      25,013,614.70      6.36                5.50
               25-Feb-13      24,831,586.55      6.36                5.50
               25-Mar-13      24,637,477.69      6.36                5.50
               25-Apr-13      24,431,734.82      6.37                5.50
               25-May-13      24,214,793.36      6.37                5.50
               25-Jun-13      23,987,077.67      6.37                5.50
               25-Jul-13      23,749,001.33      6.37                5.50
               25-Aug-13      23,500,967.35      6.38                5.50
               25-Sep-13      23,243,368.41      6.38                5.50
               25-Oct-13      22,913,764.81      6.38                5.50
               25-Nov-13      22,578,596.80      6.39                5.50
               25-Dec-13      22,238,140.22      6.39                5.50
               25-Jan-14      21,892,663.34      6.39                5.50
               25-Feb-14      21,542,427.00      6.39                5.50
               25-Mar-14      21,187,684.75      6.39                5.50
               25-Apr-14      20,828,683.08      6.40                5.50
               25-May-14      20,465,661.55      6.40                5.50
               25-Jun-14      20,098,852.96      6.40                5.50
               25-Jul-14      19,728,483.50      6.40                5.50
               25-Aug-14      19,354,772.94      6.40                5.50
               25-Sep-14      18,977,934.75      6.40                5.50
               25-Oct-14      18,555,263.19      6.40                5.50
               25-Nov-14      18,133,109.10      6.47                5.50
               25-Dec-14      17,711,552.61      6.47                5.50
               25-Jan-15      17,290,671.25      6.47                5.50
               25-Feb-15      16,870,540.05      6.47                5.50
               25-Mar-15      16,451,231.59      6.47                5.50
               25-Apr-15      16,032,816.07      6.47                5.50
               25-May-15      15,615,361.32      6.48                5.50
               25-Jun-15      15,198,932.90      6.48                5.50
               25-Jul-15      14,783,594.16      6.48                5.50
               25-Aug-15      14,369,406.27      6.48                5.50
               25-Sep-15      13,934,442.23      6.48                5.50
               25-Oct-15      13,486,377.97      6.48                5.50
               25-Nov-15      13,039,988.01      6.55                5.50
               25-Dec-15      12,595,326.74      6.55                5.50
               25-Jan-16      12,152,446.48      6.55                5.50
               25-Feb-16      11,711,397.54      6.55                5.50
               25-Mar-16      11,272,228.24      6.55                5.50
               25-Apr-16      10,834,985.05      6.55                5.50
               25-May-16      10,399,712.50      6.55                5.50
               25-Jun-16       9,966,453.35      6.55                5.50
               25-Jul-16       9,535,248.58      6.55                5.50
               25-Aug-16       9,106,137.45      6.55                5.50
               25-Sep-16       8,679,157.51      6.55                5.50
               25-Oct-16       8,254,344.69      6.55                5.50
               25-Nov-16       7,831,733.32      6.55                5.50
               25-Dec-16       7,411,356.18      6.55                5.50
               25-Jan-17       6,993,244.54      6.55                5.50
               25-Feb-17       6,577,428.17      6.55                5.50
               25-Mar-17       6,163,935.41      6.55                5.50
               25-Apr-17       5,752,793.22      6.55                5.50
               25-May-17       5,344,027.16      6.55                5.50
               25-Jun-17       4,937,661.52      6.55                5.50
               25-Jul-17       4,533,719.23      6.55                5.50
               25-Aug-17       4,132,222.01      6.55                5.50
               25-Sep-17       3,733,190.34      6.55                5.50
               25-Oct-17       3,336,643.52      6.55                5.50
               25-Nov-17       2,942,599.66      6.55                5.50
               25-Dec-17       2,551,075.79      6.55                5.50
               25-Jan-18       2,162,087.80      6.55                5.50
               25-Feb-18       1,775,650.55      6.55                5.50
               25-Mar-18       1,391,777.81      6.55                5.50
               25-Apr-18       1,010,482.41      6.55                5.50
               25-May-18         631,776.14      6.55                5.50
               25-Jun-18         255,669.89      6.55                5.50
               25-Jul-18                  0      6.55                5.50
--------------------------------------------------------------------------

ZCWALT0548T1 - Price/Yield - A1

Balance                    $150,725,000.00              Delay            24                WAC     6.1943       WAM     360
Coupon                     5.5                          Dated            9/1/2005          NET     5.9795       WALA      0
Settle                     9/28/2005                    First Payment    10/25/2005

Price                      0bp, 60 PPC, Call (Y)        100bp, 60 PPC,           100bp, 150 PPC, Call (Y)
                                                                                  Yield            Yield            Yield
                  100.7656                                                        5.238            5.238            5.010

     Spread @ Center Price                                                          115               15               -4
                       WAL                                                         4.01             4.01             2.22
                  Mod Durn                                                        3.461            3.461            2.038
          Principal Window                                                Oct06 - Dec12    Oct06 - Dec12    Oct06 - Feb09

                 LIBOR_1MO                                                 3.8400 . . .     3.8400 . . .     3.8400 . . .

               Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                           Yld 3.4961 3.8419 4.0497 4.0656 4.1099 4.2925 4.5593



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.